Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Hyundai Capital America (the “Company”)

Re: Hyundai Auto Lease Securitization Trust (“HALST”) 2023-A – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “HALST 2023-A Pool Tape (Upsize)_10.6.csv” provided by the Company on December 12, 2022, containing information on 52,205 retail automobile and sport utility vehicle lease receivables (“Leases”) as of December 5, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering by HALST 2023-A. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Company, and other third parties who execute an agreement with KPMG LLP, together the “Specified Parties,” have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures section below.

•	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit A, which the Company informed us are acceptable forms of the Title Document.

•	The term “Acceptable Company Names” means the names listed in Exhibit A, which the Company informed us are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Owner, or Security Interest Holder/Lessor.

•	The term “Insurance Document” means a scanned image of one of the insurance documents listed in Exhibit A, which the Company informed us are acceptable forms of the Insurance Document.

•	The term “KSIOP System” means the Company’s electronic lease system used to service the Leases.

•	The term “Vehicle Model Mapping” means a schedule entitled “HALST 2023-A Model Mapping.xlsx” provided by the Company on December 12, 2022, containing the mapping of specific vehicle models to general vehicle models and vehicle types.

•	The term “Sources” means some or all of the following information sources provided by the Company for each Sample Receivable (defined below): Lease Contract, Notice of Change, Title Document, Insurance Document, Credit Application, DealerTrack Application, HCA Credit Decision, Purchaser’s Statement, screenshots from the KSIOP System, and the Vehicle Model Mapping. We make no representation regarding the validity, enforceability, or authenticity of these documents.

•	The term “Provided Information” means the Instructions, Sources, and Acceptable Company Names.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Leases from the Data File (the “Sample Leases”). A listing of the Sample Leases was provided to the Company. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Leases we were instructed to randomly select from the Data File.

B.	For each Sample Lease, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Adjusted Capital Cost	Lease Contract, Notice of Change (if applicable), KSIOP System

Contract Residual Value	Lease Contract, Notice of Change (if applicable), KSIOP System

Monthly Payment Amount	Lease Contract, Notice of Change (if applicable), KSIOP System

Contract Date	Lease Contract

Original Term (number of months)	Lease Contract, Notice of Change (if applicable), KSIOP System

Maturity Date	KSIOP System

Total Lease Payments Paid

KSIOP System

In the event the Total Lease Payments Paid stated in the Data File did not agree to the KSIOP System, disregard the KSIOP System value and recompute the Total Lease Payments Paid using the Payment Schedule in the KSIOP System, excluding any payment(s) processed after December 5, 2022 (the Cutoff Date), any Security Deposits, and the Waterfall Payments information (in the “Allocated Payments” section) in the KSIOP System.

Attribute	Sources / Instructions

Base Delinquent Amount

KSIOP System

In the event the Base Delinquent Amount stated in the Data File did not agree to the KSIOP System, disregard the KSIOP System value and recompute the Base Delinquent Amount using the Payment Schedule in the KSIOP System and the Waterfall Payments information (in the “Allocated Payments” section) in the KSIOP System.

Base Residual Value	Compare to the lesser of: (i) the ALG Residual (stated in the “ALG MLI” column in the Data File), (ii) the Contract Residual value stated in the Data File, or (iii) the Updated ALG Residual Value (stated in the “ALG MTM” column in the Data File).

State	Lease Contract (Lessee Address section), KSIOP System

Vehicle Make

Lease Contract

If the Lease Contract stated the Vehicle Model Year was 2017 or later, and either (i) the Vehicle Make was “Hyundai” and the Vehicle Model was “Genesis” or “Equus,” or (ii) the Vehicle Model was “G80” or “G90,” consider the information to be in agreement if the Vehicle Make stated in the Data File is “Genesis.”

Vehicle Model

Lease Contract and Vehicle Model Mapping

If the Lease Contract stated the Vehicle Model Year was 2017 or later, the Vehicle Make was “Hyundai,” and the Vehicle Model was “Genesis” or “Equus,” consider the information to be in agreement if the Vehicle Model stated in the Data File is “G80” or “G90,” respectively.

Vehicle Type (New or Used)	KSIOP System

Manufacturer’s Suggested Retail Price (MSRP)	KSIOP System

FICO Score	KSIOP System

Money Factor	KSIOP System

C.	For each Sample Lease, we observed the presence of the following in the Sources:

•	Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared in the Title Document as the Lien Holder, Owner, or Security Interest Holder/Lessor.

•	Signed Credit Application. The Company informed us that a signed Credit Application, approved DealerTrack Application, approved HCA Credit Decision, or signed Purchaser’s Statement was an acceptable form of credit application. We make no representation regarding the authenticity of the signature(s) on the Credit Application.

•	Proof of Insurance. The Company informed us that an Insurance Document was an acceptable form of proof of insurance.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases(iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

Irvine, California
December 23, 2022

Exhibit A

Title Documents

Application for Certificate of Ownership

Application for Certificate of Title With/Without

Registration

Application for Dealer Assignment

Application for Registration of New Vehicle

Application for Title

Certificate of Ownership

Certificate of Title

Copy of the Certificate of Title

Electronic Registration of Title

Letter of Title Assurance

Notice of Security Interest

Electronic Dealer, Rebuilder or Lessor’s Report of

Sale and Lease

Application of Lessee Information

Application for Motor Vehicle Title and Registration

Electronic Title

Guarantee of Title

Information from the Company’s title information

system

Kansas Vehicle Record

Manufacturers Certificate of Origin

Manufacturers Statement of Origin

MV-1 Form

Information from the Company’s title information

system

Title Application

Title Certificate (TR-1)

Statement of Vehicle Sale

Application for Registration Plate of the Transfer or a

Registration Plate

Application To Title/Reg. A Vehicle

Acceptable Company Names

HLTT	Hyundai Lease Ttl Tst Lsr
Hyun Lse Titling Trst Lsr	Hyundai Ls Ttl Tr Lsr
Hyunda Lease Titling Trust	Hyundai Lse Titl Trst Lsr
Hyundai Lease And Titling Trust	Hyundai Lse Titlg Trst Lsr
Hyundai Lease Tit Tr Lsr	Hyundai Lse Titling Tr Lsr
Hyundai Lease Tit Trst	Hyundai Lse Titling Trs Lsr
Hyundai Lease Tit Trust Lsr	Hyundai Lse Titling Trst
Hyundai Lease Title Trust	Hyundai Lse Titling Trst Lsr
Hyundai Lease Titling Trst	Hyundai Lse Titling Trust
Hyundai Lease Titling Trst Lsr	Hyundai Lse Titlng Trs Lsr
Hyundai Lease Titling Trst Lsr	Hyundai Lse Titlng Trst
Hyundai Lease Titling Trus	Hyundai Lse Titlng Trst Lsr
Hyundai Lease Titling Trust	Hyundai Lse Tlg Trst
Hyundai Lease Titling Trust	Hyundai Lse Tlg Trst Lsr
Hyundai Lease Titling Trust - Lessor	Hyundai Lse Tt Lsr
Hyundai Lease Titling Trust - LSR	Hyundai Lse Ttl Trst Lsr
Hyundai Lease Titling Trust ("HLTT")	Hyundai Lse Ttlg Trst Lsr
Hyundai Lease Titling Trust (Lessor)	Hyundai Lse Ttling Trst Lsr
Hyundai Lease Titling Trust (LSR)	Hyundai Lse Ttlng Trst Lsr
Hyundai Lease Titling Trust Lessor	Hyundai Ltt Lsr
Hyundai Lease Titling Trust Lsr	Hyundai Motor Finance
Hyundai Lease Titlinig Trust	Kia Motors Fin
Hyundai Lease Titlng Trst	Kia Motors Finance
Hyundai Lease Titlnig Trust

Insurance Documents

Agreement to Provide Insurance Insurance Acknowledgement Insurance Identification Card	Insurance Verification Proof of Insurance

A-1